Supplement dated May 11, 2018
to the following Statement of Additional Information (SAI), as supplemented:
SAI	SAI Dated
Columbia ETF Trust I and Columbia ETF Trust II	3/1/2018
Effective immediately, the following non-fundamental policy for India Infrastructure ETF as referenced in the "Fundamental and Non-Fundamental Investment Policies – Non-fundamental Policies" section of the SAI is hereby removed in its entirety:
For India Infrastructure ETF (these investment restrictions do not apply with respect to the Fund’s investments in India through its Subsidiary), the Fund may not:
7.	Borrow money, except that the Fund may borrow for temporary purposes only (i.e., repaid within sixty days and not extended or renewed) and not for investment purposes, and in an amount not exceeding 5% of the value of its total assets at the time when the loan is made.
The rest of the section remains the same.
Effective immediately, the "About Fund Investments – Interfund Lending" section of the SAI is hereby removed in its entirety.
The rest of the section remains the same.
Effective immediately, the "Investment Management and Other Services – Organization and Management of Wholly-Owned Subsidiaries" section of the SAI is hereby superseded and replaced with the information in this Supplement.
Organization and Management of Wholly-Owned Subsidiaries
While each of Emerging Markets Consumer ETF, India Consumer ETF, India Infrastructure ETF and India Small Cap ETF (for purposes of this section, referred to collectively as a “Fund”) has invested a portion of its assets, within the limitations of Subchapter M and Section 817(h) of the Code, as applicable, in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”) – a structure that enabled the Fund to obtain certain benefits under a tax treaty between Mauritius and India – the Fund expects, over time, to eliminate its investment in the Subsidiary in light of changes to such tax treaty. As such, the Fund expects to correspondingly increase its direct investments in common shares traded on Indian exchanges, ADRs and GDRs. The Subsidiary invests at least 90% of its assets in Indian securities. The Subsidiary is incorporated as a Global Business Company under the laws of Mauritius and has been issued a Category 1 License by the Financial Services Commission of Mauritius, whose registered office is located at Suite 450, 4th Floor, Barkly Wharf, Le Caudan Waterfront, Port Louis, Mauritius. In issuing this License, the Financial Services Commission of Mauritius does not vouch for the financial soundness of the Subsidiary or for the correctness of any statements made or opinions expressed with regard to it. Investors in the Subsidiary are not protected by any statutory compensation arrangements in Mauritius in the event of the Subsidiary’s failure.
The Subsidiary has qualified as an ‘‘Expert Fund’’ under the Regulations of the Securities Act 2005 of the Republic of Mauritius (the “Securities Act of 2005”). These Regulations provide that only ‘‘Expert Investors’’ may invest in an Expert Fund. An ‘‘Expert Investor’’ means an investor that makes an initial investment for its own account of not less than U.S. $100,000, or is a ‘‘sophisticated investor’’ as defined in the Securities Act of 2005 or any similarly defined investor in any other securities legislation.
The Subsidiary is overseen by its own board of directors and is not registered under the 1940 Act. The Fund, as the sole shareholder of the Subsidiary, does not have all of the protections offered by the 1940 Act to shareholders of investment companies registered under the 1940 Act. However, the Fund’s Board maintains oversight responsibility for investment activities of the Subsidiary as if the Subsidiary’s investments were held directly by the Fund. The Investment Manager and, where applicable, the Fund’s subadvisers are responsible for the Subsidiary’s day-to-day business pursuant to their separate agreements with, or in respect of, the Subsidiary. The following individuals serve as directors of the Subsidiary. The year set forth beneath Length of Service in the table below is the year in which the director was first appointed or elected as director to any Subsidiary of the above mentioned Funds or a predecessor thereof.
SUP940_10_005_(05/18)

Name, address, year of birth	Position held with Subsidiary and length of service	Principal occupation during past five years
Ravi Chandiran Cunnoosamy Suite 450, 4th Floor, Barkly Wharf East, Le Caudan Waterfront, Port Louis, Mauritius Born 1971	Director since February 2014	Business Manager, Trust and Agency Services of Deutsche Bank since 2011
Shahed Ahmad Hoolash Suite 450, 4th Floor, Barkly Whar East, Le Caudan Waterfront, Port Louis, Mauritius Born 1977	Director since March 2010	Head of Corporate Services, Deutsche International Trust Corporation (Mauritius) Limited since 2013; Head of Transaction Management and Client Services, Deutsche International Trust Corporation (Mauritius) Limited (2007 - 2013)
The Subsidiary has entered into a separate investment management services agreement for the provision of advisory services with the Investment Manager. Under this agreement, the Investment Manager provides the Subsidiary with the same type of investment advisory services as are provided to the Fund. The fees paid to the Investment Manager under the Investment Management Services Agreement, as described in the Investment Management and Other Services – The Investment Manager – Investment Management Services Agreement Fee Rates section above, provide compensation to the Investment Manager for the services provided to the Subsidiary.
The Subsidiary has entered into separate contracts for the provision of administrative services with Deutsche International Trust Corporation (Mauritius) Limited, and for the provision of custody services with the same Custodian who provide those services to the Fund except that Deutsche Bank AG, Mumbai acts as subcustodian for the Subsidiary. The Subsidiary has also entered into arrangements with an independent registered public accounting firm located in Mauritius, to serve as the Subsidiary’s independent registered public accounting firm. The Subsidiary bears the fees and expenses incurred in connection with the services that it receives pursuant to each of these separate agreements and arrangements. The Fund expects that the expenses borne by the Subsidiary will not be material in relation of the value of the Fund’s assets.
For purposes of adhering to the Fund’s compliance policies and procedures, the Investment Manager treats the assets of the Subsidiary as if the assets were held directly by the Fund. The Chief Compliance Officer of the Fund makes periodic reports to the Fund’s Board regarding the management and operations of the Subsidiary.
The financial information of the Subsidiary is consolidated into the Fund’s financial statements, as contained within the Fund’s annual and semiannual reports provided to shareholders.
Please refer to the section titled “Taxation – The Subsidiary” for information about certain tax considerations relating to the Fund’s investment in the Subsidiary.
By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are subject to the same risks that would apply to similar investments if held directly by the Fund. The Subsidiary is subject to the same principal risks to which the Fund is subject (as described in the Fund’s prospectus). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, except as otherwise noted, is not subject to the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Investment Manager, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In managing the Subsidiary’s investment portfolio, the Investment Manager manages the Subsidiary’s portfolio in accordance with the Fund’s investment policies and restrictions.
The Investment Manager and any subadviser, if applicable, as it relates to the Subsidiary, complies with provisions of the 1940 Act relating to investment advisory contracts under Section 15 as an investment adviser to the Fund under Section 2(a)(20) of the 1940 Act. The Fund complies with the provisions of the 1940 Act, including those relating to investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with the Subsidiary, and the Subsidiary complies with the provisions relating to affiliated transactions and custody (Section 17).
Changes in the laws of the United States and/or Mauritius, under which the Fund and the Subsidiary, respectively, are organized, including such as described in the Fund’s prospectus under Principal Risks, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could adversely affect the Fund and its shareholders.
SUP940_10_005_(05/18)

Mauritius Anti-Money Laundering Regulations. To ensure compliance with the Financial Intelligence and Anti-Money Laundering Act 2002 and the Code on the Prevention of Money Laundering and Terrorist Financing (PMLTF Code) issued by the Financial Services Commission of Mauritius, the Subsidiary or its agents require every applicant for shares (such as the Fund) to provide certain information/documents for the purpose of verifying the identity of the applicant, sources of funds and obtain confirmation that the application monies do not represent, directly or indirectly, the proceeds of any crime. The request for information may be reduced where an applicant is a regulated financial services business based in the Republic of Mauritius or in an equivalent jurisdiction (i.e., subject to the supervision of a public authority) or in the case of public companies listed on Recognized Stock/Investment Exchanges, as set out in the PMLTF Code.
In the event of delay or failure by the applicant to produce any information required for verification purposes, the Subsidiary may refuse to accept the application and the subscription monies relating thereto or may refuse to process a redemption request until proper information has been provided. The Subsidiary reserves the right to request such information as may be necessary in order to verify the identity of the applicable Funds and the owner of the account to which the redemption proceeds from the Subsidiary will be paid. Redemption proceeds from the Subsidiary will not be paid to a third-party account.
Each Fund must acknowledge that its Subsidiary shall be held harmless against loss arising as a result of a failure to process an application for Subsidiary shares or redemption request if such information and documentation as requested by the Subsidiary has not been provided by the Fund.
Each of the Funds, as the sole shareholder of its respective Subsidiary, will satisfy all applicable requirements under the PMLTF Code in order to purchase and redeem shares of its Subsidiary.
The rest of the section remains the same.
Effective immediately, the "Taxation – The Subsidiary" section of the SAI is hereby superseded and replaced with the information in this Supplement.
The Subsidiary
While each of Emerging Markets Consumer ETF, India Consumer ETF, India Infrastructure ETF, and India Small Cap ETF (for purposes of this section, the “Fund”) has conducted investment activities in India through a Subsidiary, which is a wholly owned subsidiary of the Fund – a structure that enabled the Fund to obtain certain benefits under a tax treaty between Mauritius and India – the Fund expects, over time, to eliminate its investment in the Subsidiary in light of changes to such tax treaty. As such, the Fund expects to correspondingly increase its direct investments in common shares traded on Indian exchanges, ADRs and GDRs. The Subsidiary has elected to be treated as a disregarded entity for United States federal income tax purposes. A disregarded entity is a separate legal entity that is treated as part of its owner for such tax purposes. Accordingly, all items of income, deduction, gain and loss from securities held in the Subsidiary are currently included in the Fund’s taxable income and distributions by the Subsidiary to the Fund are disregarded for U.S. tax purposes.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP940_10_005_(05/18)
3